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EXHIBIT 10.3

                         MODIFICATION OF
               LICENSE AGREEMENT FOR THE TURBOLATOR

     This modification agreement hereby amends the original
Licensing Agreement for Turbolator as follows:

     1. Exhaust Technologies, Inc. must generate sales of the Turbolator of $ -0- in 1998, $ -0- in 2000, $ -0- in
          2001 and $500,000 for all the years thereafter.

     All other conditions of the original agreement remain unchanged.


/s/ Robert E. Sterling
Exhaust Technologies, inc.
President

/s/ Robert E. Sterling
Robert E. Sterling

/s/ Matthew R. Sterling